Fees Summary	Nov. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,986,754.65
Previously Paid Amount	0.00
Total Fee Amount	3,036.37
Total Offset Amount	0.00
Net Fee	$ 3,036.37